Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Nature of Operations and Summary of Significant Accounting Policies [Abstract]
Nature of Operations and Summary of Significant Accounting Policies [Text Block]

Note 1.       Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

       Thermo Fisher Scientific Inc. (the company) enables customers to make the world healthier, cleaner and safer by providing analytical instruments, equipment, reagents and consumables, software and services for research, manufacturing, analysis, discovery and diagnostics. Markets served include pharmaceutical and biotech companies, hospitals and clinical diagnostic labs, universities, research institutions and government agencies, as well as environmental and industrial process control settings.

Principles of Consolidation

       The accompanying financial statements include the accounts of the company and its wholly and majority-owned subsidiaries. All material intercompany accounts and transactions have been eliminated. The company accounts for investments in businesses in which it owns between 20% and 50% using the equity method.

Presentation

       The results of several businesses have been classified and presented as discontinued operations in the accompanying financial statements (Note 15). Prior period results have been adjusted to conform to this presentation. The discontinued operations have been excluded from the following notes unless they were material. In such instances, the amounts related to the discontinued operations have been separately disclosed.

       Certain reclassifications of prior year amounts have been made to conform to the current year presentation.

Revenue Recognition and Accounts Receivable

       Revenue is recognized after all significant obligations have been met, collectability is probable and title has passed, which typically occurs upon shipment or delivery or completion of services. If customer-specific acceptance criteria exist, the company recognizes revenue after demonstrating adherence to the acceptance criteria. The company recognizes revenue and related costs for arrangements with multiple deliverables, such as equipment and installation, as each element is delivered or completed based upon its relative fair value. When a portion of the customer's payment is not due until installation or other deliverable occurs, the company defers that portion of the revenue until completion of installation or transfer of the deliverable. Provisions for discounts, warranties, rebates to customers, returns and other adjustments are provided for in the period the related sales are recorded.

       The company recognizes revenue from the sale of software. License fee revenues relate primarily to sales of perpetual licenses to end-users and are recognized when a formal agreement exists, the license fee is fixed and determinable, delivery of the software has occurred and collection is probable. Software arrangements with customers often include multiple elements, including software products, maintenance and support. The company recognizes software license fees based on the residual method after all elements have either been delivered or vendor specific objective evidence (VSOE) of fair value exists for such undelivered elements. In the event VSOE is not available for any undelivered element, revenue for all elements is deferred until delivery is completed. Revenues from software maintenance and support contracts are recognized on a straight-line basis over the term of the contract, which is generally a period of one year. VSOE of fair value of software maintenance and support is determined based on the price charged for the maintenance and support when sold separately. Revenues from training and consulting services are recognized as services are performed, based on VSOE, which is determined by reference to the price customers pay when the services are sold separately.

       Service revenues represent the company's service offerings including clinical trial logistics, asset management, diagnostic testing, training, service contracts, and field service including related time and materials. Service revenues are recognized as the service is performed. Revenues for service contracts are recognized ratably over the contract period.

       Accounts receivable are recorded at the invoiced amount and do not bear interest. The company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to pay amounts due. The allowance for doubtful accounts is the company's best estimate of the amount of probable credit losses in existing accounts receivable. The company determines the allowance based on the age of the receivable, the creditworthiness of the customer and any other information that is relevant to the judgment. Account balances are charged off against the allowance when the company believes it is probable the receivable will not be recovered. The company does not have any off-balance-sheet credit exposure related to customers.

       The company records shipping and handling charges billed to customers in net sales and records shipping and handling costs in cost of product revenues for all periods presented.

       Deferred revenue in the accompanying balance sheet consists primarily of unearned revenue on service contracts, which is recognized ratably over the terms of the contracts. Substantially all of the deferred revenue in the accompanying 2012 balance sheet will be recognized within one year.

Warranty Obligations

       The company provides for the estimated cost of standard product warranties, primarily from historical information, in cost of product revenues at the time product revenue is recognized. While the company engages in extensive product quality programs and processes, including actively monitoring and evaluating the quality of its component supplies, the company's warranty obligation is affected by product failure rates, utilization levels, material usage, service delivery costs incurred in correcting a product failure and supplier warranties on parts delivered to the company. Should actual product failure rates, utilization levels, material usage, service delivery costs or supplier warranties on parts differ from the company's estimates, revisions to the estimated warranty liability would be required. The liability for warranties is included in other accrued expenses in the accompanying balance sheet. The changes in the carrying amount of warranty obligations are as follows:

	Year Ended
	December 31,	December 31,
(In millions)	2012	2011

Beginning Balance	$42.2	$41.7
Provision charged to income	66.2	54.4
Usage	(59.3)	(55.1)
Acquisitions	—	3.0
Adjustments to previously provided warranties, net	0.1	(1.2)
Other, net	(0.5)	(0.6)

Ending Balance	$48.7	$42.2

Research and Development

       The company conducts research and development activities to increase its depth of capabilities in technologies, software and services. Research and development costs include salaries and benefits, consultants, facilities related costs, material costs, depreciation and travel. Research and development costs are expensed as incurred.

Income Taxes

       The company recognizes deferred income taxes based on the expected future tax consequences of differences between the financial statement basis and the tax basis of assets and liabilities, calculated using enacted tax rates in effect for the year in which the differences are expected to be reflected in the tax return.

       The financial statements reflect expected future tax consequences of uncertain tax positions that the company has taken or expects to take on a tax return presuming the taxing authorities' full knowledge of the positions and all relevant facts, but without discounting for the time value of money (Note 7).

Earnings per Share

       Basic earnings per share has been computed by dividing net income by the weighted average number of shares outstanding during the year. Except where the result would be antidilutive to income from continuing operations, diluted earnings per share has been computed using the treasury stock method for the convertible obligations and the exercise of stock options, as well as their related income tax effects (Note 8).

Cash and Cash Equivalents

       Cash equivalents consists principally of money market funds, commercial paper and other marketable securities purchased with an original maturity of three months or less. These investments are carried at cost, which approximates market value.

Investments

       The company's marketable equity and debt securities that are part of its cash management activities are considered short-term investments in the accompanying balance sheet. Such securities principally represent available-for-sale investments. In addition, the company owns marketable equity securities that represent less than 20% ownership and for which the company does not have the ability to exert significant influence. Such investments are also considered available-for-sale. All available-for-sale securities are carried at fair market value, with the difference between cost and fair market value, net of related tax effects, recorded in the “accumulated other comprehensive items” component of shareholders' equity (Notes 11 and 12). Decreases in fair market values of individual securities below cost for a duration of six to nine months are deemed indicative of other than temporary impairment, and the company assesses the need to write down the carrying amount of the investments to fair market value through other expense, net, in the accompanying statement of income. Should a decrease in the fair market value of debt securities be deemed attributable to non-credit loss conditions, however, no impairment is recorded in the statement of income if the company has the ability and intent to hold the investment to maturity.

       Other investments for which there are not readily determinable market values are accounted for under the cost method of accounting. The company periodically evaluates the carrying value of its investments accounted for under the cost method of accounting, which provides that they are recorded at the lower of cost or estimated net realizable value. At December 31, 2012 and 2011, the company had cost method investments with carrying amounts of $12.2 million and $11.9 million, respectively, which are included in other assets.

Inventories

       Inventories are valued at the lower of cost or market, cost being determined principally by the first-in, first-out (FIFO) method with certain of the company's businesses utilizing the last-in, first-out (LIFO) method. The company periodically reviews quantities of inventories on hand and compares these amounts to the expected use of each product or product line. In addition, the company has certain inventory that is subject to fluctuating market pricing. The company assesses the carrying value of this inventory based on a lower of cost or market analysis. The company records a charge to cost of sales for the amount required to reduce the carrying value of inventory to net realizable value. Costs associated with the procurement of inventories, such as inbound freight charges, purchasing and receiving costs, and internal transfer costs, are included in cost of revenues in the accompanying statement of income. The components of inventories are as follows:

	December 31,	December 31,
(In millions)	2012	2011

Raw Materials	$362.0	$335.2
Work in Process	149.7	129.3
Finished Goods	931.6	865.6

	$1,443.3	$1,330.1

       The value of inventories maintained using the LIFO method was $190.6 million and $181.5 million at December 31, 2012 and 2011, respectively, which was below estimated replacement cost by $25.1 million and $22.5 million, respectively. The company recorded a reduction in cost of revenues as a result of the liquidation of LIFO inventories of $0.3 million, $0.2 million and $0.9 million in 2012, 2011 and 2010, respectively.

Property, Plant and Equipment

       Property, plant and equipment are recorded at cost. The costs of additions and improvements are capitalized, while maintenance and repairs are charged to expense as incurred. The company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the property as follows: buildings and improvements, 25 to 40 years; machinery and equipment (including software), 3 to 10 years; and leasehold improvements, the shorter of the term of the lease or the life of the asset. When assets are retired or otherwise disposed of, the assets and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in the accompanying statement of income. Property, plant and equipment consists of the following:

	December 31,	December 31,
(In millions)	2012	2011

Land	$216.6	$179.9
Buildings and Improvements	805.5	747.4
Machinery, Equipment and Leasehold Improvements	1,829.9	1,647.6

	2,852.0	2,574.9
Less: Accumulated Depreciation and Amortization	1,125.6	963.6

	$1,726.4	$1,611.3

       Depreciation and amortization expense of property, plant and equipment including amortization of assets held under capital leases, was $236.1 million, $211.7 million and $185.0 million in 2012, 2011 and 2010, respectively.

Acquisition-related Intangible Assets

       Acquisition-related intangible assets include the costs of acquired customer relationships, product technology, patents, tradenames and other specifically identifiable intangible assets, and are being amortized using the straight-line method over their estimated useful lives, which range from 3 to 20 years. In addition, the company has tradenames and in-process research and development that have indefinite lives and which are not amortized. The company reviews other intangible assets for impairment when indication of potential impairment exists, such as a significant reduction in cash flows associated with the assets. Intangible assets with indefinite lives are reviewed for impairment annually or whenever events or changes in circumstances indicate they may be impaired. Acquisition-related intangible assets are as follows:

	December 31, 2012			December 31, 2011
		Accumulated			Accumulated
(In millions)	Gross	Amortization	Net	Gross	Amortization	Net

Continuing Operations:
Definite Lives:
Customer relationships	$7,047.0	$(2,617.6)	$4,429.4	$6,572.6	$(2,146.5)	$4,426.1
Product technology	2,512.9	(958.6)	1,554.3	2,268.5	(726.7)	1,541.8
Tradenames	807.8	(330.5)	477.3	763.0	(264.9)	498.1
Patents	19.7	(19.2)	0.5	19.5	(18.5)	1.0
Other	15.7	(13.3)	2.4	13.6	(12.7)	0.9

	10,403.1	(3,939.2)	6,463.9	9,637.2	(3,169.3)	6,467.9

Indefinite Lives:
Tradenames	1,326.9	—	1,326.9	1,326.9	—	1,326.9
In-process research and development	13.7	—	13.7	21.1	—	21.1

	1,340.6	—	1,340.6	1,348.0	—	1,348.0

	$11,743.7	$(3,939.2)	$7,804.5	$10,985.2	$(3,169.3)	$7,815.9

       The estimated future amortization expense of acquisition-related intangible assets with definite lives is as follows:

(In millions)

2013	$765.7
2014	742.2
2015	724.9
2016	687.0
2017	679.0
2018 and thereafter	2,865.1

$6,463.9

       Amortization of acquisition-related intangible assets in continuing operations was $747.6 million, $647.9 million and $554.7 million in 2012, 2011 and 2010, respectively and for discontinued operations was $4.2 million and $17.0 million in 2011 and 2010, respectively.

Other Assets

       Other assets in the accompanying balance sheet include deferred tax assets, insurance recovery receivables related to product liability matters, investments in joint ventures, cash surrender value of life insurance, deferred debt expense, cost-method investments, notes receivable, capitalized catalog costs, other assets and, in 2011, the long-term assets of discontinued operations.

       The company owns 49% - 50% interests in two joint ventures and records its pro rata share of the joint ventures' results in other expense, net, in the accompanying statement of income, using the equity method of accounting. The joint ventures were formed to combine the company's capabilities with those of businesses contributed by the respective joint venture partners in the fields of integrated response technology services and disposable laboratory glass products. The results of the joint ventures were not material for any period presented. The company made purchases of products for resale from the glass products joint venture totaling $48.3 million, $45.1 million and $44.0 million in 2012, 2011 and 2010, respectively.

Goodwill

       The company assesses the realizability of goodwill annually and whenever events or changes in circumstances indicate it may be impaired. Such events or circumstances generally include the occurrence of operating losses or a significant decline in earnings associated with one or more of the company's reporting units. The company estimates the fair value of its reporting units by using forecasts of discounted future cash flows and peer market multiples. When an impairment is indicated, any excess of carrying value over the implied fair value of goodwill is recorded as an operating loss. The company completed annual tests for impairment at November 2, 2012 and November 4, 2011, and determined that goodwill was not impaired.

       The changes in the carrying amount of goodwill by segment are as follows:

(In millions)	Analytical Technologies	Specialty Diagnostics	Laboratory Products and Services	Total

Balance at December 31, 2010	$1,786.4	$2,192.9	$5,001.6	$8,980.9
Acquisitions	1,316.9	1,828.8	18.4	3,164.1
Finalization of purchase price allocations for 2010 acquisitions	(4.4)	—	5.0	0.6
Sale of businesses	(0.1)	—	(9.9)	(10.0)
Currency translation	(7.7)	(150.1)	(1.9)	(159.7)
Other	(0.7)	(1.0)	(0.9)	(2.6)

Balance at December 31, 2011	3,090.4	3,870.6	5,012.3	11,973.3
Acquisitions	15.6	273.5	81.1	370.2
Finalization of purchase price allocations for 2011 acquisitions	(0.9)	(3.4)	—	(4.3)
Revision to goodwill allocable to discontinued operations	—	—	13.1	13.1
Currency translation	10.0	106.7	6.0	122.7
Other	16.7	(18.2)	1.0	(0.5)

Balance at December 31, 2012	$3,131.8	$4,229.2	$5,113.5	$12,474.5

       Goodwill of the discontinued operations of $14.7 million at December 31, 2011, is included in other assets in the accompanying balance sheet. In 2012, the company reduced its earlier estimate of goodwill allocable to discontinued operations by $13.1 million, based on the actual selling price of the business.

Asset Retirement Obligations

       The company reviews legal obligations associated with the retirement of long-lived assets that result from contractual obligations or the acquisition, construction, development and/or normal use of the assets. If it is determined that a legal obligation exists, regardless of whether the obligation is conditional on a future event, the fair value of the liability for an asset retirement obligation is recognized in the period in which it is incurred, if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset, and this additional carrying amount is depreciated over the life of the asset. The difference between the gross expected future cash flow and its present value is accreted over the life of the related lease as interest expense. At December 31, 2012 and 2011, the company had recorded asset retirement obligations of $28.3 million and $23.7 million, respectively.

Loss Contingencies

       Accruals are recorded for various contingencies, including legal proceedings, environmental, workers' compensation, product, general and auto liabilities, self-insurance and other claims that arise in the normal course of business. The accruals are based on management's judgment, historical claims experience, the probability of losses and, where applicable, the consideration of opinions of internal and/or external legal counsel and actuarial estimates. Additionally, the company records receivables from third-party insurers up to the amount of the loss when recovery has been determined to be probable. Liabilities acquired in acquisitions have been recorded at their fair value and, as such, were discounted to their present value at the dates of acquisition.

Advertising

       The company records advertising costs as expenses as incurred, except for certain direct-response advertising, which is capitalized and amortized on a straight-line basis over its expected period of future benefit, generally one to three years. The company has capitalized advertising costs of $1.9 million and $5.7 million at December 31, 2012 and 2011, respectively, included in other assets in the accompanying balance sheet. Direct-response advertising consists of external catalog production and mailing costs, and amortization begins on the date the catalogs are first mailed. Advertising expense, which includes amortization of capitalized direct-response advertising, as described above, was $39.5 million, $29.6 million and $27.2 million in 2012, 2011 and 2010, respectively. Included in advertising expense was catalog amortization of $5.6 million, $7.2 million and $6.8 million for 2012, 2011 and 2010, respectively.

Currency Translation

       All assets and liabilities of the company's non-U.S. subsidiaries are translated at year-end exchange rates, and revenues and expenses are translated at average exchange rates for the year. Resulting translation adjustments are reflected in the “accumulated other comprehensive items” component of shareholders' equity. Currency transaction gains and losses are included in the accompanying statement of income and in aggregate were net losses of $11.0 million, $1.0 million and $6.4 million in 2012, 2011 and 2010, respectively.

Derivative Contracts

       The company is exposed to certain risks relating to its ongoing business operations including changes to interest rates, currency exchange rates and commodity prices. The company uses derivative instruments primarily to manage currency exchange and interest rate risks. The company recognizes derivative instruments as either assets or liabilities and measures those instruments at fair value. If a derivative is a hedge, depending on the nature of the hedge, changes in the fair value of the derivative are either offset against the change in fair value of the hedged item through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Derivatives that are not designated as hedges are recorded at fair value through earnings.

       The company uses short-term forward and option currency-exchange contracts primarily to hedge certain balance sheet and operational exposures resulting from changes in currency exchange rates, predominantly intercompany loans and cash balances that are denominated in currencies other than the functional currencies of the respective operations. These contracts principally hedge transactions denominated in euro, British pounds sterling, Chinese yuan, Japanese yen, Swedish krona and Australian dollars. The company does not hold or engage in transactions involving derivative instruments for purposes other than risk management. As of December 31, 2012, the company had no outstanding foreign exchange contracts that were hedging anticipated purchases or sales.

Cash flow hedges. For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. As of December 31, 2012 and 2011, the company had no outstanding derivative contracts that were accounted for as cash flow hedges.

Fair value hedges. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative, as well as the offsetting loss or gain on the hedged item attributable to the hedged risk, are recognized in earnings. During 2010 and 2011, in connection with new debt issuances, the company entered into interest rate swap arrangements. The company includes the gain or loss on the hedged items (fixed-rate debt) in the same line item (interest expense) as the offsetting loss or gain on the related interest rate swaps. All of the company's interest rate swap arrangements were terminated in 2011 (Note 9).

Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In addition, significant estimates were made in estimating future cash flows to assess potential impairment of assets, and in determining the ultimate loss from selling discontinued operations and abandoning leases at facilities being exited (Note 14). Actual results could differ from those estimates.

Recent Accounting Pronouncements

       In February 2013, the FASB issued new guidance which requires disclosure of information about significant reclassification adjustments from accumulated other comprehensive income in a single note or on the face of the financial statements. This guidance will be effective for the company in 2013. Adoption of this standard, which is related to disclosure only, will not have an impact on the company's consolidated financial position, results of operations or cash flows.

       In July 2012, the FASB modified existing rules to allow entities to use a qualitative approach to test indefinite-lived intangible asset for impairment. The revised standard allows an entity the option to first assess qualitatively whether it is more likely than not (that is, a likelihood of more than 50 percent) that an indefinite-lived intangible asset is impaired. An entity is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the entity determines that it is more likely than not that the asset is impaired. This guidance will be effective for the company in 2013. Adoption of this standard will not have an impact on the company's consolidated financial position, results of operations or cash flows.

       In December 2011, the FASB issued new guidance which requires enhanced disclosures on offsetting amounts within the balance sheet, including disclosing gross and net information about instruments and transactions eligible for offset or subject to a master netting or similar agreement. The guidance is effective for the company beginning January 1, 2013 and is to be applied retrospectively. The adoption of this guidance, which is related to disclosure only, will not have an impact on the company's consolidated financial position, results of operations or cash flows.

       In September 2011, the FASB modified existing rules to allow entities to use a qualitative approach to test goodwill for impairment. The revised guidance permits an entity to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If impairment is deemed more likely than not, management would perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. This guidance was effective for the company on January 1, 2012. Adoption of this standard did not have an impact on the company's consolidated financial position, results of operations or cash flows.

       In June 2011, the FASB issued new guidance pertaining to the presentation of comprehensive income. The new rule eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. The standard is intended to provide a more consistent method of presenting non-owner transactions that affect the company's equity. Under the new guidance, an entity can present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. The new guidance was effective for the company on January 1, 2012 and did not have an impact on the company's consolidated financial position, results of operations or cash flows.

       In May 2011, the FASB amended existing rules covering fair value measurement and disclosure to clarify guidance and minimize differences between U.S. GAAP and International Financial Reporting Standards (IFRS). The new guidance requires entities to provide information about valuation techniques and unobservable inputs used in Level 3 fair value measurements and provide a narrative description of the sensitivity of Level 3 measurements to changes in unobservable inputs. The guidance was effective for the company on January 1, 2012 and did not have an impact on the company's consolidated financial position, results of operations or cash flows.